Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

18.       Subsequent Events

  Vessel delivery and loan agreement: On January 16, 2012, the Company took delivery of m/v Vathy, renamed to “Leto” (Note 5) and paid the delivery installment of $29,025. Part of the acquisition cost of the vessel was paid with proceeds under the loan facility with Nordea Bank discussed in Note 9, the Company entered into on February 7, 2012. On the same date, the Company drew down the full amount of $16,125 and paid an aggregate amount of $204 of arrangement and commitment fees.

  Vessel delivery and loan drawdown: On February 8, 2012, the Company took delivery of Hull 1234, named “Los Angeles” and paid the delivery installment of $26,100 (Note 5). On February 15, 2012, the Company drew down $37,450 under the loan facility with Cexim and DnB NOR discussed in Note 9, to finance part of the construction cost of the vessel.

  Annual Incentive Bonus: On February 22, 2012 the Company's Board of Directors approved a cash bonus of about $2,548 to all employees and executive management of the Company and 667,614 shares of restricted common stock awards to executive management and non-executive directors, pursuant to the Company's 2005 equity incentive plan as amended in 2008. The fair value of the restricted shares based on the closing price on the date of the Board of Directors' approval was about $6,095 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years.

  Diana Enterprises Inc.: On February 22, 2011 the Brokerage Services Agreement between DSS and Diana Enterprises (Note 4) was terminated and replaced with a new agreement. Diana Enterprises will provide the Company, through DSS, brokerage services for a period of five years from the date of the agreement and for an annual lump sum commission of $2,384 paid quarterly in advance and effective retroactively from January 1, 2012.

  Vessel under construction: On March 12, 2012, the Company paid one additional predelivery installment for the construction of hull H1235, to be named “Philadelphia”, amounting to $5,800.

  New construction contracts: On March 28, 2012, Erikub Shipping Company Inc. and Wotho Shipping Company Inc., each entered into one shipbuilding contract with China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (Group) Co., Ltd for the construction of one 76,000 dwt ice class Panamax dry bulk carrier for each subsidiary for the contract price of $29,000 each. The two vessels are expected to be delivered in the fourth quarter of 2013.

  New vessel acquisition: On March 30, 2012, we entered into a Memorandum of Agreement to purchase from an unaffiliated third party, a 2005 built Panamax dry bulk carrier of 76,225 dwt, for a price of $20,650. On April 12, 2012 we paid a 20% advance, or $4,130 of the purchase price. The vessel, to be renamed “Melia”, is expected to be delivered to the Company by the sellers in April 2012.